FORM OF ELECTION
FOR
SHARES OF COMMON STOCK OF
VERITAS DGC INC.
IN CONNECTION WITH THE MERGER OF
VERITAS DGC INC.
WITH
VOLNAY ACQUISITION CO. I
(SUBSIDIARY OF COMPAGNIE GÉNÉRALE DE GÉOPHYSIQUE)
SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BEFORE COMPLETING THIS FORM.
Ladies and Gentlemen:
     The undersigned stockholder of Veritas DGC Inc., a Delaware corporation (“Veritas”), hereby transfers the certificates representing shares of Veritas common stock (the “Veritas Shares”) identified in Box A below, in exchange for the merger consideration described below, subject to completion of the mergers pursuant to which (i) Volnay Acquisition Co. I (“Merger Sub I”) will merge with and into Veritas, with Veritas continuing as the surviving corporation, and (ii) immediately thereafter, Veritas will merge with and into Volnay Acquisition Co. II (“Merger Sub II”), with Merger Sub II continuing as the surviving corporation and a wholly owned subsidiary of Compagnie Générale de Géophysique (“CGG”).
     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Veritas Share certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after The Bank of New York (the “Exchange Agent”) has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the Veritas Shares delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
     UNLESS YOU ARE CHANGING THE NAME ON YOUR ACCOUNT, SEEKING DELIVERY OF A CGG AMERICAN DEPOSITARY SHARE, OR ADS, AND/ OR CHECK TO AN ADDRESS OTHER THAN THE ONE PRINTED IN THE ACCOUNT INFORMATION SECTION OF THE FORM OF ELECTION, OR ARE TENDERING PURSUANT TO A NOTICE OF GUARANTEED DELIVERY, YOU DO NOT NEED TO COMPLETE BOX B, C OR D OF THIS FORM OF ELECTION. BEFORE YOU MAIL YOUR FORM OF ELECTION, MAKE SURE YOU REVIEW THE INSTRUCTIONS CAREFULLY.
     PLEASE REFER TO THE RELATED PROXY STATEMENT/ PROSPECTUS FOR AN EXPLANATION OF THE TERMS OF THE ELECTION. IF YOU SURRENDER YOUR VERITAS SHARES TO MAKE AN ELECTION, YOU WILL NOT BE ABLE TO SELL THOSE VERITAS SHARES, UNLESS YOU REVOKE YOUR ELECTION PRIOR TO THE ELECTION DEADLINE.
BOX A: ELECTION AND DESCRIPTION OF SHARES SURRENDERED
Your account information:

(1)	Name and address of the holder of record as shown on the records of Veritas DGC Inc. of the Veritas Share certificate(s) surrendered:

Veritas Shares Surrendered
(attach additional signed list, if necessary)

Veritas Share	Number of Veritas
Certificate Number(s):	Shares
Represented By
Certificate(s):

Total Number of
Veritas Shares
Surrendered:

You must mark one and only one of Boxes (2), (3) or (4) to participate in the election.

(2) ☐	Mark this box for Stock Consideration for all of your Veritas Shares, subject to possible proration.
OR

(3) ☐	Mark this box for Cash Consideration for all of your Veritas Shares, subject to possible proration.
OR

(4) ☐	Mark this box for a combination of Stock Consideration and Cash Consideration. Insert the number of Veritas Shares for which you elect Stock Consideration, subject to possible proration, here:

(5) ☐	For a name change, mark this box and complete Box B below (you must also mark either Box (2), (3) or (4)).

All Veritas stockholders making an election must sign below. The stockholder who provides the Social Security Number must sign the Substitute Form W-9.
(6)

Signature of Owner
and

Signature of Co-Owner, if any
(7)

Daytime Phone #
(8)

Date
You must complete Substitute Form W-9 on the reverse side.

BOX B
CHANGE OF NAME ON ACCOUNT
If you would like any American Depositary Shares, or ADSs, of CGG to be issued in another name, fill in this section with the information for the new account name. If you need more room, please use a separate sheet. The check and/or CGG ADSs delivered/exchanged in connection with the merger will be issued in the name(s) printed in the account information section above unless you indicate a different name below. Your signature and a Medallion Signature Guarantee are required. The Substitute Form W-9 on the reverse side must be completed by the new account holder.
Place Medallion Signature Guarantee Here
Name

(Please Print First, Middle & Last Name)
Address

(Number & Street)

(City, State & Zip)

New Account’s Social Security/Taxpayer ID No.

Signature of Current Owner

Signature of Co-Owner, if any

BOX C
NOTICE OF GUARANTEED DELIVERY
If surrendered Veritas Shares are being delivered pursuant to a notice of guaranteed delivery, provide the following information.
Name of Firm

Signature

Title

Address

(City, State & Zip)
Area Code and
Telephone Number

Date Notice of Guaranteed
Delivery Executed

BOX D
SPECIAL DELIVERY INSTRUCTIONS
The CGG ADSs and/or check will be mailed to the address printed in the account information section above unless you indicate a different address below:
Name

(Please Print First, Middle & Last Name)
Address

(Number & Street)
Address

(City, State & Zip)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service

PART 1 Taxpayer Identification Number — ENTER YOUR TIN IN THE BOX AT RIGHT.
(For most individuals, this is your social security number. If you do not have a TIN, see “Obtain a Number” in the enclosed Guidelines). CERTIFY BY SIGNING AND DATING BELOW.
	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number or Employer Identification Number (if awaiting TIN, write “Applied For”)

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 2 For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein. ☐ Exempt from backup withholding

PART 3 Certification — Under penalties of perjury, I certify that:

NAME (please print)
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

STREET ADDRESS

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

CITY, STATE AND ZIP CODE
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent by the time of payment, 28% of all reportable payments made to me will be withheld.
Signature                                                                                                                                       Date
NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO SHARES SURRENDERED IN THE MERGER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION
       These instructions are for the accompanying Form of Election for the shares of common stock (the “Veritas Shares”) of Veritas DGC Inc. (“Veritas”). All elections are subject to the terms of the merger agreement that was furnished to stockholders as part of the Proxy Statement/ Prospectus dated [                    ], 2006.
      As described in the Proxy Statement/ Prospectus, we cannot guarantee that you will receive the form of payment that you elect. It is very important that you complete, sign and return the Form of Election to The Bank of New York (the “Exchange Agent”), before 5:00 P.M., New York, NY time, on January 10, 2007 (the “Election Deadline”). Please use the enclosed envelope, addressed to the Exchange Agent, to return the Form of Election, together with all of your Veritas Share certificates or, if you do not hold your Veritas Shares in certificated form, submit your shares by book-entry transfer (see below). All Veritas Share certificates must be submitted with the Form of Election no matter what election you make, unless you follow the procedures for guaranteed delivery or the procedure for book-entry transfer (see below). If you surrender your Veritas Shares to make an election, you will not be able to sell those Veritas Shares, unless you revoke your election prior to the Election Deadline. Assuming that the merger is completed, you will not need to complete or execute a letter of transmittal with respect to any Veritas Share certificate(s) that you surrender with the Form of Election.
      Your election may be revoked or changed at any time prior to the Election Deadline. In order to revoke your election, you must make a written request for revocation, which must be received by the Exchange Agent prior to the Election Deadline, upon receipt of which your Veritas Share certificate(s) will be returned to you and you will be deemed to have made no election. In order to change your election, you must validly complete a new Form of Election, which must be received by the Exchange Agent prior to the Election Deadline. Additional copies of this Form of Election may be obtained by contacting the Exchange Agent. If you instructed a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions.
      The Exchange Agent will have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Forms of Election, and any good faith decisions of the Exchange Agent regarding these matters will be binding and conclusive. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Form of Election promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline. Neither Compagnie Générale de Géophysique (“CGG”) nor the Exchange Agent will be under any obligation to notify any person of any defects in a Form of Election.
Veritas Shares Held by a Broker, Bank or Other Nominee; Book-entry Transfer
      If some of your Veritas Shares are held in “street name” by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on what to do with those shares, and follow those instructions. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the Exchange Agent.
Letter of Transmittal
      If you do not properly submit your Form of Election with your Veritas Share certificate(s) (or Notice of Guaranteed Delivery), then you will be deemed not to have made any election with respect to your Veritas Shares and promptly after the closing date of the merger, the Exchange Agent will mail to you a letter of transmittal and instructions for surrendering Veritas Share certificate(s) for use in exchanging your Veritas Share certificate(s) for the merger consideration.

Lost, Stolen or Destroyed Veritas Share Certificate(s)
      If you wish to make an election with respect to any Veritas Shares represented by lost, stolen or destroyed Veritas Share certificate(s), contact Veritas’ transfer agent, Mellon Investor Services, by phone immediately for instructions at 1-800-270-3449. Veritas’ transfer agent may require you to execute an affidavit and indemnity agreement in connection with such lost, stolen or destroyed Veritas Share certificate(s) and such other documents as it may request. Veritas’ transfer agent may require you to reimburse it for certain fees and expenses in connections with the exchange of Veritas Shares represented by lost, stolen or destroyed Veritas Share certificate(s).
Account Information
      The front of the Form of Election shows the registration of your account and the number of shares owned by you as reflected on the records of Veritas at the time of the mailing of these instructions.
      Mark through any incorrect address information that is printed in this area on the Form of Election. Clearly print your correct address in the space below the printed information.
      If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Form of Election, you must include your full title and send us proper evidence of your authority to submit the Form of Election to exchange your Veritas Share certificate(s).
Election Options and Required Signatures
      The terms of the merger agreement allow you to elect the form of consideration you receive in exchange for your Veritas Share certificate(s). However, as explained in the Proxy Statement/ Prospectus, we cannot guarantee that you will receive the form of merger consideration that you elect. Additionally, stockholders receiving any American Depositary Shares, or ADSs, of CGG as consideration in the merger will receive cash in lieu of any fractional shares of ADSs. For more information, please refer to the Proxy Statement/ Prospectus dated [                    ], 2006. Regardless of the option you choose, your stock certificates or notice of guaranteed delivery must be returned prior to the Election Deadline with the completed and duly executed Form of Election for your election to be valid. If you do not hold Veritas Shares in certificated form, you may still be required to complete and return the Form of Election (please contact your broker, bank or other nominee for more information).

Payment Options
      You may select one (and only one) of the following options on the Form of Election:

•	Stock consideration for all of your Veritas Shares, subject to possible proration;

•	Cash consideration for all of your Veritas Shares, subject to possible proration; or

•	Combination of stock and cash consideration; stock consideration, subject to possible proration, for the number of Veritas Shares designated by you as being tendered in the space provided on the Form of Election, and cash consideration, subject to possible proration, for the remainder of your Veritas Shares tendered.

      If you fail to submit a properly completed Form of Election, together with your stock certificates (or a properly completed Notice of Guaranteed Delivery) or complete the procedure for book-entry transfer, prior to the Election Deadline, you will be deemed not to have made an election. As a non-electing holder, you will be paid all in cash, all in CGG ADSs, or in part cash and in part CGG ADSs, depending on the remaining pool of cash and CGG ADSs available for paying merger consideration after honoring the cash elections and stock elections that other Veritas stockholders have validly made.

Required Signatures
      All stockholders listed on the account must sign the Form of Election. Please be sure to include your daytime telephone number.
Transfer Taxes
      In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to CGG or must establish to the satisfaction of CGG that such tax has been paid.
Taxpayer Identification Number and Backup Withholding
      In order to avoid “backup withholding” of U.S. federal income tax on payment of the cash portion of the merger consideration, each U.S. stockholder of Veritas Shares must, unless an exemption applies, provide the Exchange Agent with such stockholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 included in this Form of Election and certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding and that such stockholder is a U.S. person. If a stockholder does not timely provide such stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 on such stockholder and payment of cash to such stockholder pursuant to the merger may be subject to backup withholding of 28%. All U.S. stockholders should complete and sign the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is provided in a manner satisfactory to CGG and the Exchange Agent).
      Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.
      The surrendering stockholder is required to give the Exchange Agent the TIN (i.e., the social security number or federal employer identification number) of the record holder of the Veritas Shares. If the Veritas Shares are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      If the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9. The stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number at the bottom of the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information on obtaining a TIN.
      Certain stockholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are exempt from backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. stockholders should indicate their exempt status on the Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. In order for a foreign person to qualify as exempt, such person must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder’s foreign status. Such Form W-8 may be obtained from the Exchange Agent.
      You are urged to consult your tax advisor regarding your qualification for exemption from backup withholding and the procedure for obtaining such exemption.

      TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
GUIDELINES FOR FORM OF ELECTION LINE ITEMS
Box A: Election and Description of Veritas Shares Surrendered
      (1) Please provide your name, address and provide each stock certificate number, the number of Veritas Shares represented by each such stock certificate(s) and the total number of Veritas Shares surrendered. Use a separate signed list if you need additional space.
      (2) If you mark this box, you are electing stock consideration for all of your Veritas Shares tendered herewith, subject to possible proration as described in the accompanying Proxy Statement/ Prospectus.
      (3) If you mark this box, you are electing cash consideration for all of your Veritas Shares tendered herewith, subject to possible proration as described in the accompanying Proxy Statement/ Prospectus.
      (4) If you mark this box, you are electing a combination of stock consideration and cash consideration, subject to possible proration as described in the accompanying Proxy Statement/ Prospectus. Please insert the number of Veritas Shares tendered herewith for which you are electing stock consideration, subject to possible proration. Cash consideration, subject to possible proration, will automatically be elected for the remainder of your Veritas Shares tendered herewith.
      (5) Mark this box and complete Box B on the next page if you would like your stock or cash consideration to be issued in another name. You must also mark either Box (2), (3) or (4).
      (6) All registered owners, as shown on the Form of Election, must sign the Form of Election. Do not sign the Veritas Share certificates.
      (7) Please give us your daytime telephone number in case we need to contact you.
      (8) Please date the Form of Election.
Box B: Change of Name on Account
      If you want your CGG ADSs registered in, and/or your check made payable to, a name or names different from the name(s) printed on the Form of Election, please follow the instructions below.
      First, print the name(s) and address(es) of the person(s) to receive the CGG ADSs and/or check in the space provided. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Veritas Share certificate(s), if applicable, and your Form of Election.
      Name change due to marriage or transfer of ownership to another individual:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

      Stockholder whose name is printed on the Form of Election is deceased. You are the executor or administrator of the estate:

1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2. Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.
      The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor only:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor’s signature (signature guarantee is not necessary in this case).
      The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor and adding a name:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.
      The account is a custodial account and the former minor has reached the legal age of majority:

1. The custodian must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Security Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.
      If the request is being made by the minor who has now reached the age of majority:

1. The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2. Provide a certified or Medallion Signature Guaranteed (under raised seal) copy of the birth certificate for the former minor.
      You want to have the account registered in the name of a trust:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2. Provide a copy of the first and last pages of the trust agreement.
      If your circumstances differ from those listed above, or if you have any other questions, please contact the Exchange Agent at 1-800-507-9357.
Box C: Notice of Guaranteed Delivery
      Complete this area if you are not delivering your Veritas Share certificate(s) with the Form of Election or the procedure for book-entry transfer cannot be completed on a timely basis and you will be completing the enclosed Notice of Guaranteed Delivery. Stockholders whose certificate(s) for Veritas Shares are not immediately available or who cannot deliver their certificates for Veritas Shares to the Exchange Agent or the tendering of whose Veritas Shares by book-entry transfer cannot be completed on or prior to the Election Deadline may make an effective election for their Veritas Shares by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent, together with a properly completed and duly executed Form of Election (or a manually signed facsimile thereof), on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered Veritas Shares (or a confirmation evidencing the transfer of all Veritas Shares tendered by book-entry transfer), together with any required signature guarantees, and any other documents required by this Form of Election, must be received by the Exchange Agent by 5:00 p.m., New York, NY time, on January 16, 2007, the date that is three business days after the Election Deadline.
Box D: Special Delivery Instructions
      Complete this area only if you want the CGG ADSs and/or check to be delivered to an address other than the one printed in the account information section of the Form of Election.

DELIVERY INSTRUCTIONS
The Exchange Agent is:
THE BANK OF NEW YORK

By Mail: The Bank of New York Reorganization Services P.O. Box 859208 Braintree, MA 02185-9208	By Overnight Courier: The Bank of New York Reorganization Services 161 Bay State Drive Braintree, MA 02184	By Hand: The Bank of New York Reorganization Services 101 Barclay Street, 1-E Receive and Deliver Window New York, NY 10286
By Facsimile Transmission: (For Eligible Institutions Only)
781-380-3388
To Confirm Facsimile Only:
781-843-1833, Ext. 200
      Delivery of the Form of Election to an address other than that set forth above will not constitute a valid delivery to the Exchange Agent.
      If you send Veritas Share certificate(s) with the Form of Election by mail, it is recommended that you use registered mail insured for 2% of the market value ($25.00 minimum), return receipt requested.
      For more information please call the Exchange Agent at 1-800-507-9357

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:
Give the
SOCIAL SECURITY
number of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

For this type of account:
Give the
SOCIAL SECURITY
number of —

8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club or other tax- exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or person) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s Social Security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtain a Number
      If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
Payees Exempt from Backup Withholding
      Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.
      Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign organizations.
      Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.
      Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.
      FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE

PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
      Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.
      Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.
Penalties
      (1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
      (2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
      (3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and /or imprisonment.
      (4) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.
      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.